For Immediate Release                      Contact:  Rubenstein Associates, Inc.
                                                                  Robert Solomon
                                                                  (212)-843-8050
Lone Star Steakhouse & Saloon, Inc.                            Nasdaq:  STAR
First Quarter Fiscal Preliminary Unaudited Earnings Release
Wichita, Kansas                                                   April 18, 2005

Lone Star  Steakhouse  &  Saloon,  Inc.  ("Lone  Star" or  "Company")  announced preliminary  unaudited operating results for the twelve week first quarter ended
March 22, 2005.

For  the  quarter,   revenue  from  continuing   operations  increased  3.0%  to
$165,353,000 from $160,596,000.

Income from continuing  operations for the first quarter was $10,989,000 or $.54 per share  ($.49  diluted)  compared  to  $10,936,000  or $.52 per  share  ($.46 diluted) in the prior year.

Included in income from  continuing  operations  for the first quarter of fiscal
2005 and 2004 was non-cash stock compensation  expense of $692,000 and $910,000, respectively, which net of applicable income taxes, had the effect of decreasing net income by $520,000 and $520,000, respectively.

Net  income  for the first  quarter  was  $10,909,000  or $.54 per  share  ($.49 diluted)  as  compared  to net  income of  $11,002,000  or $.52 per share  ($.46 diluted) last year.

First quarter  comparable store sales growth (decline) by concept was (2.9%) for domestic  Lone  Star  Steakhouse  &  Saloon  restaurants,  2.3%  for  Sullivan's
Steakhouse  restaurants,  10.8%  for  Del  Frisco's  Double  Eagle  Steak  House
restaurants and 4.4% for Texas Land & Cattle Steak House restaurants. Comparable store sales for the Company was (0.7%) for the first quarter.

Chief Executive Officer Jamie B. Coulter stated, "In general,  the Company had a good  quarter  from a  profitability  standpoint.  While meat  prices  this past quarter were higher than Q4 of last year,  they were  modestly  lower than Q1 of
2004. However, meat prices have increased of late, and we expect to contend with continued price volatility in all commodities throughout the year."

One new Lone Star  restaurant  was opened in Dundee,  Michigan on April 4, 2005.
There are currently  three remodels and six new restaurants in various stages of construction.  The  Company  is  actively  pursuing  new  sites  for  all of its concepts, with several additional identified and in negotiation.

During the first quarter, the Company repurchased no shares of its common stock.
The current repurchase authorization has 2,026,000 shares remaining.

As previously  announced on March 31, 2005, the Board of Directors  declared the
Company's  quarterly  cash dividend of $.195 per share.  The dividend is payable
April 25, 2005 to shareholders of record on April 11, 2005.

For interested parties, there will be a conference call with management at 10:00
AM  Central  Time on  Tuesday,  April 19,  2005 to discuss  this  first  quarter earnings release. The call in number is (913)-981-5510 and the confirmation code is 9817044. A recorded replay of the conference call will be available from 1:00
PM Central Time on April 19, 2005 thru midnight May 2, 2005.  The replay call in number is  (719)-457-0820  and the confirmation  code is 9817044.  A listen only connection to the conference  call, as well as the replay,  will be available on the internet through the Company's website, www.lonestarsteakhouse.com.

Lone  Star  owns  and  operates  252  domestic  Lone  Star  Steakhouse  & Saloon restaurants;  15 Sullivan's  Steakhouse  restaurants;  five Del Frisco's  Double
Eagle  Steak  House   restaurants  and  20  Texas  Land  &  Cattle  Steak  House restaurants.  Licensees operate three domestic and thirteen  international  Lone
Star  restaurants,  and one  domestic  Del  Frisco's  Double  Eagle  Steak House restaurant.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the  Securities  Exchange Act of 1934,  as amended.  Although the Company believes the assumptions  underlying the  forward-looking  statements  contained herein,  including  future  operating  performance,  comparable  sales  and  the development plans of the Company,  are reasonable,  any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements contained in the press release will prove to be accurate.

                       LONE STAR STEAKHOUSE & Saloon, Inc.
   Unaudited Summary Financial Data for the First Quarter of Fiscal Year 2005
                  (In thousands except for per share amounts )

                                                           Mar. 22      Dec. 28
                                                             2005        2004
                                                             ----        ----

Current Assets:
    Cash, cash equivalents and S-T investments            $ 81,338      $ 72,015
    Other current assets                                    39,848        41,059
                                                          --------      --------
Total current assets                                       121,186       113,074
Property and equipment, net                                324,115       321,250
Intangibles and other assets                                65,116        63,968
                                                          --------      --------
                                                          $510,417      $498,292
                                                          ========      ========

Current liabilities                                       $ 76,742      $ 73,752
Noncurrent liabilities                                      33,028        31,759
Stockholders' equity                                       400,647       392,781
                                                          --------      --------
                                                          $510,417      $498,292
                                                          ========      ========

                                                                 For the first quarter ended
                                                                 ---------------------------
                                                           March 22, 2005         March 23, 2004
                                                         ------------------       --------------
                                                               12 Weeks              12 Weeks
                                                               --------              --------
                                                             $         %          $           %
                                                         ---------    ----    ---------     -----
Net Sales                                                $ 165,353            $ 160,596
Costs and expenses:
    Costs of sales                                          56,085    33.9       55,953      34.8
    Restaurant operating expenses                           76,412    46.2       72,984      45.5
    Depreciation and amortization                            4,396     2.7        4,622       2.9
                                                         ---------   -----    ---------     -----
       Restaurant costs and expenses                       136,893    82.8      133,559      83.2
General and administrative expenses                         11,453     6.9       10,295       6.4
Non-cash stock-based compensation                              692     0.4          910       0.6
                                                         ---------   -----    ----------    ------
Income from operations                                      16,315     9.9       15,832       9.8
Other income                                                   146     0.1          447       0.3
                                                         ---------   -----    ---------    --------
Income - continuing - before income taxes                   16,461    10.0       16,279      10.1
Provision for income taxes                                   5,472     3.3        5,343       3.3
                                                         ---------   -----    ---------    --------
Income - continuing operations                              10,989     6.7       10,936       6.8
Income (loss) from discontinued operations - Net of tax        (80)   (0.1)          66       0.1
                                                         ---------   ------   ---------    --------
Net Income                                               $  10,909     6.6    $  11,002       6.9
                                                         =========   ======   =========    =========
Basic income per share:
    Continuing operations                                    $0.54                $0.52
    Discontinued operations                                     --                   --
                                                         ---------            ---------
Basic income per share                                       $0.54                $0.52
                                                         =========            =========

Diluted income per share:
    Continuing operations                                    $0.49                $0.46
    Discontinued operations                                     --                   --
                                                         ---------            ----------
Diluted income per share                                     $0.49                $0.46
                                                         =========            ==========
Average shares outstanding - Basic                          20,296               20,955
Average shares outstanding - Diluted                        22,211               23,682

Continuing restaurants included at end of period               292                  292

Comparable sales growth (decline)                             (0.7)%                8.3%

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                   (UNAUDITED)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP  financial  measures used by  management,  as well as some industry analysts,  to  measure  operating  performance.  We  believe  that  EBITDA  from continuing  operations and adjusted EBITDA from continuing operations are useful supplements  to net  income and other  income  statement  data in  understanding income from operations that best reflects our operating performance.

When  evaluating  EBITDA from  continuing  operations  and adjusted  EBITDA from continuing operations, investors should consider, among other things, increasing and decreasing  trends in EBITDA from continuing  operations and adjusted EBITDA from continuing  operations.  However, these measures should not be construed as alternatives to operating  income (as an indicator of operating  performance) or cash provided by operating  activities (as a measure of liquidity) as determined in accordance  with GAAP.  All companies do not calculate  adjusted  EBITDA from continuing operations in the same manner. Accordingly,  the adjusted EBITDA from continuing  operations  measures  presented  below  may  not  be  comparable  to similarly titled measures of other companies.

As used herein, "GAAP" refers to accounting principles generally accepted in the
United States of America.

                                                 For the 12 Weeks Ended
                                           -------------------------------------
       (dollars in thousands)              March 22, 2005        March 23, 2004
                                           --------------        --------------

Income from continuing operations              $10,989                $10,936
    Adjustments:
       Interest expense, net                      --                     --
       Income tax expense                        5,472                  5,343
       Depreciation and amortization             5,051                  5,262
                                               -------                -------
EBITDA from continuing operations              $21,512                $21,541
                                               -------                -------
    Adjustments:
       Non-cash stock based compensation           692                    910
                                               -------                -------
Adjusted EBITDA from continuing operations     $22,204                $22,451
                                               =======                =======